UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2016

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-3487	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)
(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

John R. Parker, Jr., Senior Vice President, General Counsel and Strategic Initiatives, has notified the company of his plans to retire at the end of 2016. Mr. Parker began his 29-year career with the Coca-Cola system in 1987, and he joined Coca-Cola Enterprises in 1996.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: January 14, 2016	By:	/s/ Suzanna N. Forlidas
	Name:	Suzanne N. Forlidas
	Title:	Vice President, Secretary and Deputy General Counsel

EXHIBIT LIST

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